EXHIBIT 99.1

One Franklin Parkway San Mateo, CA 94403-1906 tel 650/312-2000 franklintempleton.com

Contact:	Franklin Resources, Inc.
Investor Relations: Brian Sevilla (650) 312-4091
Corporate Communications: Matt Walsh (650) 312-2245
franklintempleton.com

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces Fourth Quarter Results

San Mateo, CA, October 23, 2008 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income of $305.1 million, or $1.30 per share diluted, on revenues of $1,321.5 million for the quarter ended September 30, 2008. For the quarter ended June 30, 2008, net income was $403.3 million, or $1.71 per share diluted, on revenues of $1,521.6 million. For the quarter ended September 30, 2007, net income was $436.9 million, or $1.76 per share diluted, on revenues of $1,629.1 million.

Operating income for the quarter ended September 30, 2008 was $419.5 million, as compared to $532.2 million for the prior quarter and $541.4 million for the quarter ended September 30, 2007. The company’s non-operating income for the quarter ended September 30, 2008 included $77.8 million of investment and other income, net, as compared to $34.0 million for the prior quarter and $86.0 million for the quarter ended September 30, 2007.

Total assets under management by the company’s subsidiaries were $507.3 billion at September 30, 2008, as compared to $580.2 billion at June 30, 2008 and $645.9 billion at September 30, 2007. Simple monthly average assets under management during the quarter ended September 30, 2008 were $555.4 billion, as compared to $602.9 billion in the prior quarter and $627.3 billion in the same quarter a year ago. Equity assets comprised 52% of total assets under management at September 30, 2008, as compared to 55% of total assets under management at June 30, 2008 and 60% of total assets under management at September 30, 2007. Fixed-income assets comprised 28% of total assets under management at September 30, 2008, as compared to 25% of total assets under management at June 30, 2008 and 21% of total assets under management at September 30, 2007. Hybrid assets accounted for 19% of total assets under management at September 30, 2008 and June 30, 2008, as compared to 18% of total assets under management at September 30, 2007. Net new flows for the quarter ended September 30, 2008 were $(8.6) billion, as compared to $1.2 billion for the prior quarter and $9.8 billion for the same quarter a year ago.

Cash and cash equivalents were $2.5 billion at September 30, 2008, as compared to $3.6 billion at September 30, 2007. Stockholders’ equity was $7.1 billion at September 30, 2008, as compared to $7.3 billion at September 30, 2007. The company had 232.8 million shares of common stock outstanding at September 30, 2008, as compared to 245.5 million shares outstanding at September 30, 2007. During the quarter ended September 30, 2008, the company repurchased 2.4 million shares of its common stock for a total cost of $226.1 million. During the fiscal year ended September 30, 2008, the company repurchased 14.2 million shares of its common stock for a total cost of $1.5 billion.

Fiscal Fourth Quarter 2008 Highlights

Global Business Developments1

(See important footnotes in “Supplemental Information” section at the end of this release.)

•	Standard & Poor’s Rating Services recently raised its long-term and short-term ratings of Franklin Resources, Inc. to “AA-” and “A-1+” from “A+” and “A-1”, respectively.
•

Franklin Resources, Inc. appointed David E. Smart as Global Head of Sovereign Funds and Supranationals, responsible for managing existing sovereign fund relationships, as well as expanding the company’s sovereign funds and supranational client base globally.

•	Franklin Templeton opened a representative office in Ho Chi Minh City, Vietnam.
•	Franklin Templeton introduced the U.S.-registered Templeton Global Total Return Fund and retail share classes of the Franklin Large Cap Equity Fund.
•	Franklin Templeton began performing record-keeping services for the Franklin Templeton 529 and NJBEST 529 plans, for which it is already the distributor and program manager.
•	Franklin Templeton’s annual Investment Outlook and Opportunities Forum 2008, held in Toronto, Canada, was attended by over 2,300 investment advisors and clients.
•

Franklin Templeton’s financial advisor and institutional web sites were recognized in kasina’s “Top 10 Web Sites for Financial Intermediaries” and “Top 10 Institutional Web Sites” for the second consecutive year.

•	More than 1,000 volunteers participated in the second annual Involved Impact Days, a company-sponsored event to encourage community involvement.

Lipper Performance Rankings of Franklin Templeton’s U.S.-Registered Long-Term Mutual Funds1,2

FRANKLIN TEMPLETON3,4

Lipper Quartile	Period Ended September 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	55%	52%	90%	92%
3rd & 4th	45%	48%	10%	8%

FRANKLIN TEMPLETON EQUITY3,5

Lipper Quartile	Period Ended September 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	47%	28%	84%	89%
3rd & 4th	53%	72%	16%	11%

FRANKLIN TEMPLETON FIXED-INCOME3,6

Lipper Quartile	Period Ended September 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	68%	93%	98%	97%
3rd & 4th	32%	7%	2%	3%

FRANKLIN EQUITY3,7

Lipper Quartile	Period Ended September 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	18%	21%	88%	86%
3rd & 4th	82%	79%	12%	14%

TEMPLETON EQUITY3,8

Lipper Quartile	Period Ended September 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	73%	4%	72%	87%
3rd & 4th	27%	96%	28%	13%

MUTUAL SERIES EQUITY3,9

Lipper Quartile	Period Ended September 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	85%	97%	98%	100%
3rd & 4th	15%	3%	2%	0%

FRANKLIN TEMPLETON TAXABLE FIXED-INCOME3,10

Lipper Quartile	Period Ended September 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	82%	95%	97%	95%
3rd & 4th	18%	5%	3%	5%

FRANKLIN TEMPLETON TAX-FREE FIXED-INCOME3,11

Lipper Quartile	Period Ended September 30, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	63%	92%	99%	98%
3rd & 4th	37%	8%	1%	2%

Performance quoted above represents past performance, which cannot predict or guarantee future results.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data and assets under management)	Three months ended				Twelve months ended
	September 30,				September 30,
	2008	2007	% Change		2008	2007	% Change
Operating Revenues
Investment management fees	$822,388	$963,316	(15%	)	$3,683,390	$3,573,845	3%
Underwriting and distribution fees	424,450	577,762	(27%	)	2,002,031	2,277,698	(12%	)
Shareholder servicing fees	69,651	71,035	(2%	)	289,370	277,059	4%
Consolidated sponsored investment products income, net	1,487	2,506	(41%	)	10,923	7,804	40%
Other, net	3,478	14,518	(76%	)	46,672	69,363	(33%	)

Total operating revenues	1,321,454	1,629,137	(19%	)	6,032,386	6,205,769	(3%	)

Operating Expenses
Underwriting and distribution	406,526	552,729	(26%	)	1,937,113	2,160,631	(10%	)
Compensation and benefits	274,065	285,631	(4%	)	1,120,631	1,080,634	4%
Information systems, technology and occupancy	83,038	89,187	(7%	)	320,986	317,938	1%
Advertising and promotion	45,489	56,128	(19%	)	184,309	189,382	(3%	)
Amortization of deferred sales commissions	40,696	45,935	(11%	)	170,504	158,114	8%
Other	52,143	58,139	(10%	)	192,315	231,523	(17%	)

Total operating expenses	901,957	1,087,749	(17%	)	3,925,858	4,138,222	(5%	)

Operating income	419,497	541,388	(23%	)	2,106,528	2,067,547	2%

Other Income (Expenses)
Consolidated sponsored investment products (losses) gains, net	(35,507)	(2,719)	N/A		(71,553)	57,670	N/A
Investment and other income, net	77,763	86,034	(10%	)	224,898	363,304	(38%	)
Interest expense	(478)	(4,971)	(90%	)	(15,758)	(23,220)	(32%	)

Other income, net	41,778	78,344	(47%	)	137,587	397,754	(65%	)

Income before taxes on income	461,275	619,732	(26%	)	2,244,115	2,465,301	(9%	)
Taxes on income	156,198	182,824	(15%	)	651,314	692,363	(6%	)

Net income	$305,077	$436,908	(30%	)	$1,592,801	$1,772,938	(10%	)

Earnings per Share
Basic	$1.31	$1.78	(26%	)	$6.74	$7.11	(5%	)
Diluted	1.30	1.76	(26%	)	6.68	7.03	(5%	)
Dividends per share	$0.20	$0.15	33%		$0.80	$0.60	33%
Average Shares Outstanding (in thousands)
Basic	232,832	244,807	(5%	)	236,396	249,197	(5%	)
Diluted	234,563	247,869	(5%	)	238,281	252,118	(5%	)
Operating Margin [1]	32%	33%			35%	33%
Assets Under Management (in billions)
Beginning of period	$580.2	$624.0	(7%	)	$645.9	$511.3	26%
Sales	41.4	52.6	(21%	)	181.5	185.5	(2%	)
Redemptions	(50.0)	(42.8)	17%		(190.4)	(139.0)	37%

Net new flows	(8.6)	9.8	N/A		(8.9)	46.5	N/A
Reinvested distributions	3.2	1.6	100%		28.9	20.7	40%

Net flows	(5.4)	11.4	N/A		20.0	67.2	(70%	)
Distributions	(4.0)	(2.3)	74%		(35.2)	(26.0)	35%
(Depreciation) appreciation and other	(63.5)	12.8	N/A		(123.4)	93.4	N/A

End of period	$507.3	$645.9	(21%	)	$507.3	$645.9	(21%	)

Simple Monthly Average for Period	$555.4	$627.3	(11%	)	$604.9	$582.0	4%

1 Operating margin: Operating income divided by total operating revenues.

Franklin Resources, Inc.
Preliminary Condensed Consolidated Income Statements
Unaudited
(in thousands, except per share data, employees and billable shareholder accounts)	Three months ended
	30-Sep-08	30-Jun-08	% Change		31-Mar-08	31-Dec-07	30-Sep-07
Operating Revenues
Investment management fees	$822,388	$924,722	(11%	)	$915,965	$1,020,315	$963,316
Underwriting and distribution fees	424,450	504,272	(16%	)	499,513	573,796	577,762
Shareholder servicing fees	69,651	73,127	(5%	)	73,417	73,175	71,035
Consolidated sponsored investment products income, net	1,487	2,768	(46%	)	3,764	2,904	2,506
Other, net	3,478	16,760	(79%	)	11,033	15,401	14,518

Total operating revenues	1,321,454	1,521,649	(13%	)	1,503,692	1,685,591	1,629,137

Operating Expenses
Underwriting and distribution	406,526	492,385	(17%	)	485,612	552,590	552,729
Compensation and benefits	274,065	285,651	(4%	)	280,625	280,290	285,631
Information systems, technology and occupancy	83,038	78,477	6%		79,854	79,617	89,187
Advertising and promotion	45,489	44,804	2%		47,372	46,644	56,128
Amortization of deferred sales commissions	40,696	41,935	(3%	)	43,322	44,551	45,935
Other	52,143	46,182	13%		47,820	46,170	58,139

Total operating expenses	901,957	989,434	(9%	)	984,605	1,049,862	1,087,749

Operating income	419,497	532,215	(21%	)	519,087	635,729	541,388

Other Income (Expenses)
Consolidated sponsored investment products losses, net	(35,507)	(9,005)	294%		(26,064)	(977)	(2,719)
Investment and other income, net	77,763	33,969	129%		32,393	80,773	86,034
Interest expense	(478)	(3,287)	(85%	)	(5,948)	(6,045)	(4,971)

Other income, net	41,778	21,677	93%		381	73,751	78,344

Income before taxes on income	461,275	553,892	(17%	)	519,468	709,480	619,732
Taxes on income	156,198	150,580	4%		153,372	191,164	182,824

Net income	$305,077	$403,312	(24%	)	$366,096	$518,316	$436,908

Earnings per Share
Basic	$1.31	$1.72	(24%	)	$1.55	$2.15	$1.78
Diluted	1.30	1.71	(24%	)	1.54	2.12	1.76

Dividends per share	$0.20	$0.20	—%		$0.20	$0.20	$0.15

Average Shares Outstanding (in thousands)
Basic	232,832	234,631	(1%	)	236,520	241,585	244,807
Diluted	234,563	236,485	(1%	)	238,360	244,147	247,869

Operating Margin[1]	32%	35%			35%	38%	33%

Employees	8,809	8,958	(2%	)	8,916	8,875	8,699
Billable Shareholder Accounts (in millions)	20.4	22.4	(9%	)	22.0	21.2	20.4

1 Operating margin: Operating income divided by total operating revenues.

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	30-Sep-08	30-Jun-08	% Change	31-Mar-08	31-Dec-07	30-Sep-07
Equity
Global/international	$190.3	$233.7	(19%)	$243.4	$286.1	$286.7
Domestic (U.S.)	72.9	82.5	(12%)	84.8	95.8	100.5

Total equity	263.2	316.2	(17%)	328.2	381.9	387.2

Hybrid	93.9	109.5	(14%)	109.8	116.4	117.2

Fixed-Income
Tax-free	59.7	61.6	(3%)	59.6	59.3	59.0
Taxable:
Global/international	52.7	54.3	(3%)	54.5	48.3	44.3
Domestic (U.S.)	30.5	31.6	(3%)	31.5	31.5	31.8

Total fixed-income	142.9	147.5	(3%)	145.6	139.1	135.1
Money Market	7.3	7.0	4%	7.5	6.3	6.4

Total Ending Assets	$507.3	$580.2	(13%)	$591.1	$643.7	$645.9

Simple Monthly Average Assets Under Management	$555.4	$602.9	(8%)	$610.2	$651.5	$627.3

ASSETS UNDER MANAGEMENT AND FLOWS

(in billions)	Three months ended
	30-Sep-08	30-Jun-08	% Change		30-Sep-07	% Change
Beginning Assets Under Management	$580.2	$591.1	(2%	)	$624.0	(7%	)
U.S. retail assets[1]
Beginning assets	$330.0	$334.8	(1%	)	$366.5	(10%	)

Sales	12.4	14.9	(17%	)	17.8	(30%	)
Redemptions	(17.9)	(14.7)	22%		(16.0)	12%
Net exchanges	(0.1)	(0.2)	(50%	)	(0.4)	(75%	)

Net new flows	(5.6)	—	(100%	)	1.4	N/A
Reinvested distributions	2.6	3.7	(30%	)	1.2	117%

Net flows	(3.0)	3.7	N/A		2.6	N/A
Distributions	(3.4)	(4.4)	(23%	)	(1.9)	79%
(Depreciation)/appreciation and other	(31.9)	(4.1)	678%		2.5	N/A

Ending assets	$291.7	$330.0	(12%	)	$369.7	(21%	)

Other assets, including international and institutional
Beginning assets	$250.2	$256.3	(2%	)	$257.5	(3%	)

Sales	29.0	30.7	(6%	)	34.8	(17%	)
Redemptions	(32.1)	(29.7)	8%		(26.8)	20%
Net exchanges	0.1	0.2	(50%	)	0.4	(75%	)

Net new flows	(3.0)	1.2	N/A		8.4	N/A
Reinvested distributions	0.6	0.3	100%		0.4	50%

Net flows	(2.4)	1.5	N/A		8.8	N/A
Distributions	(0.6)	(0.3)	100%		(0.4)	50%
(Depreciation)/appreciation and other	(31.6)	(7.3)	333%		10.3	N/A

Ending assets	$215.6	$250.2	(14%	)	$276.2	(22%	)

Total Ending Assets	$507.3	$580.2	(13%	)	$645.9	(21%	)

Total Assets Under Management
Beginning assets	$580.2	$591.1	(2%	)	$624.0	(7%	)

Sales	41.4	45.6	(9%	)	52.6	(21%	)
Redemptions	(50.0)	(44.4)	13%		(42.8)	17%

Net new flows	(8.6)	1.2	N/A		9.8	N/A
Reinvested distributions	3.2	4.0	(20%	)	1.6	100%

Net flows	(5.4)	5.2	N/A		11.4	N/A
Distributions	(4.0)	(4.7)	(15%	)	(2.3)	74%
(Depreciation)/appreciation and other	(63.5)	(11.4)	457%		12.8	N/A

Ending assets	$507.3	$580.2	(13%	)	$645.9	(21%	)

1 U.S. retail assets as of September 30, 2008 included institutional assets totaling approximately $28.3 billion that were invested in U.S. retail fund and annuity products. Total institutional and high net-worth assets at September 30, 2008 were approximately $160.5 billion, of which high net-worth assets comprised $9.7 billion.

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	30-Sep-08	30-Jun-08	30-Sep-07
Global/international equity
Beginning assets	$233.7	$243.4	$274.4

Sales	9.9	15.1	21.9
Redemptions	(16.4)	(16.8)	(17.8)
Net exchanges	(1.0)	0.1	0.2

Net new flows	(7.5)	(1.6)	4.3
Reinvested distributions	0.7	1.0	0.1

Net flows	(6.8)	(0.6)	4.4
Distributions	(0.8)	(1.1)	(0.1)
(Depreciation)/appreciation and other	(35.8)	(8.0)	8.0

Ending assets	190.3	233.7	286.7

Domestic (U.S.) equity
Beginning assets	82.5	84.8	101.6

Sales	3.3	3.3	4.7
Redemptions	(5.4)	(3.8)	(4.4)
Net exchanges	(0.1)	—	(0.3)

Net new flows	(2.2)	(0.5)	—
Reinvested distributions	0.8	0.6	—

Net flows	(1.4)	0.1	—
Distributions	(1.0)	(0.6)	(0.1)
Depreciation and other	(7.2)	(1.8)	(1.0)

Ending assets	72.9	82.5	100.5

Hybrid
Beginning assets	109.5	109.8	112.7

Sales	2.8	3.6	4.7
Redemptions	(3.9)	(3.4)	(2.9)
Net exchanges	(0.3)	—	(0.1)

Net new flows	(1.4)	0.2	1.7
Reinvested distributions	0.7	1.3	0.6

Net flows	(0.7)	1.5	2.3
Distributions	(1.0)	(1.5)	(0.9)
(Depreciation)/appreciation and other	(13.9)	(0.3)	3.1

Ending assets	93.9	109.5	117.2

Tax-free income
Beginning assets	61.6	59.6	58.2

Sales	3.2	3.7	2.2
Redemptions	(2.1)	(2.0)	(1.8)
Net exchanges	—	—	(0.1)

Net new flows	1.1	1.7	0.3
Reinvested distributions	0.4	0.4	0.4

Net flows	1.5	2.1	0.7
Distributions	(0.7)	(0.7)	(0.6)
(Depreciation)/appreciation and other	(2.7)	0.6	0.7

Ending assets	$59.7	$61.6	$59.0

	[Table continued on next page]

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

	[Table continued from previous page]

(in billions)	Three months ended
	30-Sep-08	30-Jun-08	30-Sep-07
Global/international taxable fixed-income
Beginning assets	$54.3	$54.5	$38.6

Sales	17.5	15.1	14.9
Redemptions	(16.5)	(13.1)	(11.3)
Net exchanges	0.2	(0.3)	—

Net new flows	1.2	1.7	3.6
Reinvested distributions	0.3	0.3	0.2

Net flows	1.5	2.0	3.8
Distributions	(0.2)	(0.3)	(0.2)
(Depreciation)/appreciation and other	(2.9)	(1.9)	2.1

Ending assets	52.7	54.3	44.3

Domestic (U.S.) taxable fixed-income
Beginning assets	31.6	31.5	32.8

Sales	1.8	2.0	1.6
Redemptions	(2.3)	(1.9)	(2.5)
Net exchanges	0.4	0.2	(0.1)

Net new flows	(0.1)	0.3	(1.0)
Reinvested distributions	0.2	0.3	0.2

Net flows	0.1	0.6	(0.8)
Distributions	(0.3)	(0.4)	(0.3)
(Depreciation)/appreciation and other	(0.9)	(0.1)	0.1

Ending assets	30.5	31.6	31.8

Money market
Beginning assets	7.0	7.5	5.7

Sales	2.9	2.8	2.6
Redemptions	(3.4)	(3.4)	(2.1)
Net exchanges	0.8	—	0.4

Net new flows	0.3	(0.6)	0.9
Reinvested distributions	0.1	0.1	0.1

Net flows	0.4	(0.5)	1.0
Distributions	—	(0.1)	(0.1)
(Depreciation)/appreciation and other	(0.1)	0.1	(0.2)

Ending assets	7.3	7.0	6.4

Ending Assets Under Management	$507.3	$580.2	$645.9

Conference Call Information

President and Chief Executive Officer of Franklin Resources, Inc., Greg Johnson, and Executive Vice President and Chief Financial Officer, Ken Lewis, will lead a live conference call on Thursday, October 23, 2008 at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss Franklin Resources’ fiscal fourth quarter 2008 financial results and answer analysts’ questions.

Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or (706) 902-1906 internationally.

A replay of the call will be archived on the “Our Company” page of franklintempleton.com through November 6, 2008. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code 64624609, after 5:30 p.m. Eastern Time on October 23, 2008, through 11:59 p.m. Eastern Time on November 6, 2008.

Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 525-7298.

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series, Fiduciary Trust, Darby and Bissett investment teams. The San Mateo, CA-based company has more than 60 years of investment experience and over $507 billion in assets under management as of September 30, 2008. For more information, please call 1-800/DIAL BEN® or visit franklintempleton.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds’ principal distributor and a wholly owned subsidiary of Franklin Resources, Inc. The information in the “Global Business Developments” section above is being provided for information purposes only.

2.	Lipper rankings for Franklin Templeton U.S.-registered mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes.
3.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 149 peer groups of U.S. retail mutual funds, and the groups vary in size from 9 to 918 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

4.

Source: Lipper® Inc., 9/30/08. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 26, 31, 41 and 42 funds ranked in the top quartile and 27, 32, 28 and 19 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

5.

Source: Lipper® Inc., 9/30/08. Of the eligible Franklin Templeton equity mutual funds tracked by Lipper, 16, 13, 14 and 16 funds ranked in the top quartile and 12, 12, 14 and 8 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 9/30/08. Of the eligible Franklin Templeton non-money market fixed-income mutual funds tracked by Lipper, 10, 18, 27 and 26 funds ranked in the top quartile and 15, 20, 14 and 11 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 9/30/08. Of the eligible Franklin equity mutual funds tracked by Lipper, 11, 9, 9 and 9 funds ranked in the top quartile and 9, 9, 10 and 6 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 9/30/08. Of the eligible Templeton equity mutual funds tracked by Lipper, 2, 1, 1 and 2 funds ranked in the top quartile and 2, 1, 3 and 1 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 9/30/08. Of the eligible Mutual Series equity mutual funds tracked by Lipper, 3, 3, 4 and 5 funds ranked in the top quartile and 1, 2, 1 and 1 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 9/30/08. Of the eligible Franklin Templeton non-money market taxable fixed-income mutual funds tracked by Lipper, 5, 6, 3 and 2 funds ranked in the top quartile and 3, 4, 5 and 5 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 9/30/08. Of the eligible Franklin Templeton non-money market tax-free fixed-income mutual funds tracked by Lipper, 5, 12, 24 and 24 funds ranked in the top quartile and 12, 16, 9 and 6 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

Forward-Looking Statements:

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc. and its subsidiaries, which are not historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007, and Franklin’s subsequent Form 10-Q filings.

•	We are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations.
•

Regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

•

Our ability to maintain the beneficial tax treatment we anticipate with respect to non-U.S. earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 (the “Jobs Act”) and timely and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

•	Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.
•	We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries.
•	We depend on key personnel and our financial performance could be negatively affected by the loss of their services.
•

Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

•	Changes in the distribution and sales channels on which we depend could reduce our revenues and hinder our growth.
•	The amount and mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.
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Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.

•	Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
•	We could suffer losses in earnings or revenue if our reputation is harmed.

•	Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.
•	Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.
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Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•

Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

•	Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.
•	Diverse and strong competition limits the interest rates that we can charge on consumer loans.
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Civil litigation arising out of or relating to previously settled regulatory and governmental investigations, regulatory and governmental investigations and/or examinations, and the legal risks associated with our business, could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

•	Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.

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